SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 3, 2002

VERITAS SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26247 (Commission File Number)	77-0507675 (I.R.S. Employer Identification No.)

350 Ellis Street
Mountain View, California 94043

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Item 5: Other Events

         On October 3, 2002, the Company announced the resignation of Kenneth Lonchar, its Executive Vice President, Finance and Chief Financial Officer. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7: Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description of Document

99.1	Excerpts from press release, dated October 3, 2002, relating to the resignation of Kenneth Lonchar.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2002

VERITAS SOFTWARE CORPORATION

	By:	/s/ GARY L. BLOOM

Gary L. Bloom President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Excerpts from press release, dated October 3, 2002, relating to the resignation of Kenneth Lonchar.